UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3, 2010

NATIONAL ENERGY SERVICES COMPANY, INC.

(Exact name of registrant as specified in its charter)

NEVADA	0-50089	52-2082372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16238 F-108 Ranch Rd, Austin, TX 78717

(Address of principal executive offices)

Registrant’s telephone number, including area code (410) 309-2771

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-=12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)(1)	The effective date of the amendment was September 3, 2010.

(a)(2)

Article 3 was amended to authorize 950,000,000 shares of common stock, par value $.001 and 1,000,000 shares of preferred stock, par value $.001. The previous amounts were 150,000,000 shares of common stock, par value $.001 and 1,000,000 shares of preferred stock, par value $.001.

Item 9.01	Financial Statements and Exhibits

99.1    Amendment to the Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Energy Services Company, Inc.
(Registrant)
September 10, 2010

/s/ Robert Zysblat, President
(Signature)